UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2020

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Secured Notes

On September 10, 2020, VMED O2 UK Financing I plc (the “Issuer”) (an indirect wholly-owned subsidiary of Liberty Global plc (“Liberty Global”)) entered into a purchase agreement (the “Purchase Agreement”) with, among others, BofA Securities, Inc., as dollar representative of the several dollar initial purchasers named therein (the “Dollar Initial Purchasers”), Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited and Morgan Stanley & Co. International plc, as euro representatives of the several euro initial purchasers named therein (the “Euro Initial Purchasers”) and Citigroup Global Markets Limited, Goldman Sachs International and HSBC Bank plc, as sterling representatives of the several sterling initial purchasers named therein (the “Sterling Initial Purchasers” and, together with the Dollar Initial Purchasers and the Euro Initial Purchasers, the “Initial Purchasers”) pursuant to which the Issuer agreed to sell, subject to the terms and conditions set forth therein, $1,350.0 million aggregate principal amount of its 4.250% senior secured notes due 2031 (the “Dollar Notes”), at par, to the Dollar Initial Purchasers, €950.0 million ($1,122.4 million at the September 10, 2020 exchange rate) aggregate principal amount of its 3.250% senior secured notes due 2031 (the “Euro Notes”), at par, to the Euro Initial Purchasers and £600.0 million ($768.3 million at the September 10, 2020 exchange rate) aggregate principal amount of its 4.000% senior secured notes due 2029 (the “Sterling Notes” and, together with the Dollar Notes and the Euro Notes, the “Notes”), at par, to the Sterling Initial Purchasers, in each case, in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Dollar Notes and the Euro Notes will mature on January 31, 2031, and the Sterling Notes will mature on January 31, 2029. Interest on each series of the Notes will be payable semi-annually in arrears on each January 15 and July 15, beginning on July 15, 2021.

The Notes are being issued in relation to the previously announced agreement between Liberty Global and Telefónica, S.A. (“Telefónica”), to form a joint venture through the merger, combination and/or contribution of their respective operating businesses in the United Kingdom (the “Joint Venture Transactions”). As part of the consummation of the Joint Venture Transactions, (i) Liberty Global will contribute or otherwise transfer Virgin Media Inc. and certain of its subsidiaries, to VMED O2 UK Limited, a newly formed joint venture entity (the “JV Entity”), (ii) Telefónica will contribute O2 Holdings Limited and its subsidiaries (the “O2 Group”) to the JV Entity, and (iii) each of Liberty Global and Telefónica will own a 50% interest in the JV Entity.

On September 24, 2020 (the “Issue Date”), subject to the terms and conditions of the Purchase Agreement, the Euro Notes will be issued to the Euro Initial Purchasers, the Sterling Notes will be issued to the Sterling Initial Purchasers and the Dollar Notes will be issued to the Dollar Initial Purchasers pursuant to an indenture (the “Indenture”), to be dated the Issue Date, among, inter alios, the Issuer, BNY Mellon Corporate Trustee Services Limited, as trustee (the “Trustee”) and BNY Mellon Corporate Trustee Services Limited, as security trustee. The Initial Purchasers will, concurrently with the issuance of the Notes on the Issue Date, deposit the gross proceeds of the offering of the Notes (together with all other funds, securities, interest, dividends, distributions and other property and payments credited to the Escrow Accounts (as defined below), the “Escrowed Property”) into one or more segregated escrow accounts (the “Escrow Accounts”) for the benefit of holders of the Notes pursuant to the terms of a senior secured escrow agreement (the “Escrow Agreement”) among the Issuer, the Trustee and HSBC Bank PLC, as escrow agent (the “Escrow Agent”). The Escrowed Property will be held in the applicable Escrow Accounts, subject to certain investment and withdrawal rights as specified in the Escrow Agreement, until such time as (i) certain conditions (including the consummation of the Joint Venture Transactions) set forth in the Escrow Agreement are satisfied, and (ii) the Escrowed Property is released by the Escrow Agent (the “Escrow Release Date”).

At any time on or prior to the earlier of the Escrow Release Date and the Escrow Termination Date (as defined in the Indenture), at the Issuer’s option, all or a portion of the Notes may be subject to a special optional redemption at a redemption price equal to 100% of the aggregate initial issue price of the applicable Notes plus accrued and unpaid interest from the Issue Date to (but excluding) such special optional redemption date and additional amounts, if any (the “Special Optional Redemption Price”) (the “Special Optional Redemption”). If the Escrow Termination Date occurs, the Notes will be subject to a special mandatory redemption at a redemption price equal to 100% of the aggregate initial issue price of the applicable Notes plus accrued and unpaid interest from the Issue Date to (but excluding) such special mandatory redemption date and additional amounts, if any (the “Special Mandatory Redemption Price”) (the “Special Mandatory Redemption”). In the event the Special Optional Redemption Price or the Special Mandatory Redemption Price payable upon such Special Optional Redemption or Special Mandatory Redemption, as applicable, exceeds the amount of the Escrowed Property, Liberty Global Europe 2 Limited and Telefónica have each, severally and not jointly, agreed to pay to the Trustee an amount in cash equal to 50% of the shortfall.

New Finco Loans

On the Escrow Release Date, the net proceeds of the (i) Dollar Notes, plus certain fees payable to the Issuer (if any), will be used by the Issuer to finance a dollar denominated loan (the “Finco Facility $”) to VMED O2 UK Holdco 4 Limited (the “New VM Credit Facility Borrower”) (an indirect wholly-owned subsidiary of Liberty Global), (ii) Euro Notes, plus certain fees payable to the Issuer (if any), will be used by the Issuer to finance a euro denominated loan (the “Finco Facility €”) to the New VM Credit Facility Borrower, and (iii) Sterling Notes, plus certain fees payable to the Issuer (if any), will be used by the Issuer to finance a sterling denominated loan (“Finco Facility £” and, together with the Finco Facility $ and Finco Facility €, the “New Finco Loans”) to the New VM Credit Facility Borrower, each under an additional facility subject to the terms of the senior facilities agreement originally dated June 7, 2013, between, among others, Virgin Media Investment Holdings Limited and certain financial institutions as lenders thereunder (as amended, amended and restated, supplemented or otherwise modified from time to time, the “VM Credit Facility”). In connection with the New Finco Loans, on or prior to the Escrow Release Date, each of the Issuer and the New VM Credit Facility Borrower will enter into an (i) accession deed to the VM Credit Facility relating to the Finco Facility $ (the “Finco Facility $ Accession Deed”), (ii) accession deed to the VM Credit Facility relating to the Finco Facility € (the “Finco Facility € Accession Deed”), and (iii) accession deed to the VM Credit Facility relating to the Finco Facility £ (the “Finco Facility £ Accession Deed” and, together with the Finco Facility $ Accession Deed and the Finco Facility € Accession Deed, the “New Finco Facility Accession Deeds”).

The New Finco Facility Accession Deeds will provide for the payment of certain premiums in connection with certain voluntary and mandatory prepayments of the applicable New Finco Loans that will enable the Issuer to pay the premiums payable in respect of corresponding redemptions of the applicable Notes.

On the Escrow Release Date, the obligations of the New VM Credit Facility Borrower under the New Finco Loans will be guaranteed on a senior basis by the guarantors under the VM Credit Facility and will be secured by the collateral securing the obligations of the obligors under the VM Credit Facility.

The gross proceeds of the New Finco Loans will be used, together with the gross proceeds from Facility Q and Facility R (each as defined below), to finance the Joint Venture Transactions including, but not limited to, the financing of any equalization payment required in connection with the Joint Venture Transactions, to pay any fees and expenses in connection with the Joint Venture Transactions and otherwise for general corporate and/or working capital purposes of the JV Entity and its subsidiaries.

Sterling Notes

Subject to the Special Optional Redemption and the Special Mandatory Redemption and except as described below, the Sterling Notes are non-callable until January 31, 2024. At any time prior to January 31, 2024, the Issuer may redeem some or all of the Sterling Notes at a price equal to 100% of the principal amount of the Sterling Notes redeemed plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the redemption date and a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Indenture) as of the redemption date plus 50 basis points.

On or after January 31, 2024, the Issuer may redeem all, or from time to time a part, of the Sterling Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the applicable redemption date, if redeemed during the twelve-month period commencing on January 31 of the years set forth below:

Year	Sterling Notes Redemption Price

2024	102.000%
2025	101.000%
2026 and thereafter	100.000%

In addition, at any time prior to January 31, 2024, the Issuer may redeem up to 40% of the original aggregate principal amount of the Sterling Notes with the net proceeds of one or more specified equity offerings at a redemption price of 104.000% of the principal amount of the Sterling Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption. Furthermore, prior to January 31, 2024, during each 12-month period commencing on the Issue Date, the Issuer may redeem up to 10% of the original aggregate principal amount of the Sterling Notes at a redemption price equal to 103% of the principal amount of the Sterling Notes redeemed plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption. In the event of certain events defined as constituting a change of control, the Issuer may be required to redeem the entire aggregate principal amount of the Sterling Notes at a redemption price equal to 101% of the principal amount of the Sterling Notes plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption.

Pursuant to the Finco Facility £ Accession Deed, the call provisions, maturity and the applicable interest rate for the Finco Facility £ are the same as those of the Sterling Notes.

Dollar Notes and Euro Notes

Subject to the Special Optional Redemption and the Special Mandatory Redemption and except as described below, the Dollar Notes and the Euro Notes are non-callable until January 31, 2026. At any time prior to January 31, 2026, the Issuer may redeem some or all of the Dollar Notes and/or the Euro Notes at a price equal to 100% of the principal amount of the Dollar Notes and/or the Euro Notes redeemed plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the redemption date and a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Indenture) as of the redemption date plus 50 basis points.

On or after January 31, 2026, the Issuer may redeem all, or from time to time a part, of the Dollar Notes and/or the Euro Notes at the following applicable redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the applicable redemption date, if redeemed during the twelve-month period commencing on January 31 of the years set forth below:

Year	Dollar Notes Redemption Price

2026	102.125%
2027	101.063%
2028	100.530%
2029 and thereafter	100.000%

Year	Euro Notes Redemption Price

2026	101.625%
2027	100.813%
2028	100.406%
2029 and thereafter	100.000%

In addition, at any time prior to January 31, 2026, the Issuer may redeem up to 40% of the original aggregate principal amount of the Dollar Notes and/or Euro Notes with the net proceeds of one or more specified equity offerings at a redemption price of, in relation to the Dollar Notes, 104.250% of the principal amount of the Dollar Notes redeemed and, in relation to the Euro Notes, 103.250% of the principal amount of the Euro Notes redeemed, in each case, plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption. Furthermore, prior to January 31, 2026, during each 12-month period commencing on the Issue Date, the Issuer may redeem up to 10% of the original aggregate principal amount of the Dollar Notes and/or Euro Notes at a redemption price equal to 103% of the principal amount of the Dollar Notes and/or the Euro Notes redeemed plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption. In the event of certain events defined as constituting a change of control, the Issuer may be required to redeem the entire aggregate principal amount of the Dollar Notes and/or the Euro Notes at a redemption price equal to 101% of the principal amount of the Dollar Notes and/or Euro Notes plus accrued and unpaid interest and additional amounts, if any, to (but excluding) the date of redemption.

Pursuant to the Finco Facility $ Accession Deed, the call provisions, maturity and the applicable interest rate for the Finco Facility $ are the same as those of the Dollar Notes and pursuant to the Finco Facility € Accession Deed, the call provisions, maturity and the applicable interest rate for the Finco Facility € are the same as those of the Euro Notes.

The Issuer is a special purpose financing company incorporated for the purpose of issuing the Notes and incurring certain other indebtedness in the future and will depend upon payments under the New Finco Loans and certain other related agreements (the “Related Agreements”) to make payments under the Notes. The Issuer will apply all payments it receives under the New Finco

Loans and the applicable Related Agreements, including in respect of principal, premiums, interest and additional amounts, if any, to make corresponding payments under the Notes.

The Notes will be senior and limited recourse obligations of the Issuer, will rank pari passu in right of payment with any future indebtedness of the Issuer that is not subordinated to the Notes and will be effectively subordinated to any future indebtedness of the Issuer that is secured by liens senior to the liens securing the Notes, or secured by property and assets that do not secure the Notes, to the extent of the value of the property and assets securing such indebtedness.

Prior to the Escrow Release Date, the Notes will benefit from a security interest in the rights of the Issuer under the Escrow Agreement and the assets in all the Escrow Accounts. On and from the Escrow Release Date, the Notes will be secured by a first-ranking security interest in all of the Issuer’s rights, title and interests in, inter alia, the New Finco Loans, the Related Agreements and sums of money held from time to time in all bank accounts of the Issuer, subject to certain specified exceptions.

The foregoing description of the Notes, the New Finco Facility Accession Deeds and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Indenture and the New Finco Facility Accession Deeds, copies of which will be filed when available.

VM Credit Facility

Additionally, the New VM Credit Facility Borrower and Virgin Media Bristol LLC (an indirect wholly-owned subsidiary of Liberty Global) have entered into the financing described below by way of additional facilities to be drawn under the VM Credit Facility.

On September 11, 2020, Virgin Media Bristol LLC and The Bank of Nova Scotia as facility agent, among others, entered into a $1,300.0 million additional facility accession deed (the “Facility Q Accession Deed”) pursuant to the VM Credit Facility. Under the terms of the Facility Q Accession Deed, certain lenders have agreed to provide a $1,300.0 million term loan facility (“Facility Q”) to Virgin Media Bristol LLC, which amount is to be issued at 98.5% of par.

The final maturity date for Facility Q will be January 31, 2029. Facility Q will bear interest at a rate of LIBOR plus 3.25% per annum, subject to a LIBOR floor of 0%. Facility Q can be utilized by Virgin Media Bristol LLC for its general corporate and/or working capital purposes including, without limitation, the payment of a distribution out of the Bank Group (as defined in the VM Credit Facility) in connection with the Joint Venture Transactions, the redemption, refinancing, repayment or prepayment of existing indebtedness of the Bank Group and/or the payment of any fees and expenses in connection with Facility Q and other transactions related thereto and/or (provided that the Joint Venture Transactions have completed) the redemption, refinancing, repayment or prepayment of any existing indebtedness of the O2 Group.

On September 11, 2020, the New VM Credit Facility Borrower and The Bank of Nova Scotia as facility agent, among others, entered into a €750.0 million ($888.5 million at the September 11, 2020 exchange rate) additional facility accession deed (the “Facility R Accession Deed”) pursuant to the VM Credit Facility. Under the terms of the Facility R Accession Deed, certain lenders have agreed to provide a €750.0 million term loan facility (“Facility R”) to the New VM Credit Facility Borrower, which amount is to be issued at 99.0% of par.

The final maturity date for Facility R will be January 31, 2029. Facility R will bear interest at a rate of EURIBOR plus 3.25% per annum, subject to a EURIBOR floor of 0%. Facility R can be utilized by the New VM Credit Facility Borrower for its general corporate and/or working capital purposes including, without limitation, the payment of a distribution out of the Bank Group in connection with the Joint Venture Transactions, the redemption, refinancing, repayment or prepayment of existing indebtedness of the Bank Group and/or the payment of any fees and expenses in connection with Facility R and other transactions related thereto and/or (provided that the Joint Venture Transactions have completed) the redemption, refinancing, repayment or prepayment of any existing indebtedness of the O2 Group.

The Facility Q Accession Deed and the Facility R Accession Deed provide that the lenders under Facility Q and Facility R (as applicable) consent to the amendments to the covenants and other provisions of the VM Credit Facility and the other Finance Documents (as defined in the VM Credit Facility) outlined in the Facility Q Accession Deed and the Facility R Accession Deed (as applicable) (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the VM Credit Facility, such amendments may be implemented at the election of Virgin Media Investment Holdings Limited.

The foregoing descriptions of Facility Q and Facility R and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Facility Q Accession Deed, a copy of which is attached hereto as Exhibit 4.1, and the Facility R Accession Deed, a copy of which is attached hereto as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Name

4.1
Additional Facility Q Accession Deed dated September 11, 2020 and entered into between Virgin Media Investment Holdings Limited as the Company, Virgin Media Bristol LLC as Borrower, The Bank of Nova Scotia as the Facility Agent and the Additional Facility Q Lenders (as defined therein).

4.2
Additional Facility R Accession Deed dated September 11, 2020 and entered into between Virgin Media Investment Holdings Limited as the Company, VMED O2 UK Holdco 4 Limited as Borrower, The Bank of Nova Scotia as the Facility Agent and the Additional Facility R Lenders (as defined therein).

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: September 16, 2020